UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2004

Paxson Communications Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13452 (Commission File Number)	59-3212788 (IRS Employer Identification No.)

601 Clearwater Park Road, West Palm Beach, FL (Address of principal executive offices)	33401-6233 (Zip Code)

Registrant’s telephone number, including area code: (561) 659-4122

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On September 16, 2004, the Registrant announced that, as of September 15, 2004, the dividend rate on the Registrant’s 8% Series B Convertible Exchangeable Preferred Stock had been reset from 8% to 16.2%. The Registrant has furnished the press release announcing this determination as Exhibit 99.1 to this Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

EXHIBIT	DESCRIPTION

99.1	Press Release of Paxson Communications Corporation dated September 16, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2004

Paxson Communications Corporation (Registrant)
By:	/s/ Richard Garcia
Richard Garcia
Senior Vice President and Chief Financial Officer (Principal Financial Officer)